Exhibit 10.18(a)

                     FIRST AMENDMENT TO MANAGEMENT AGREEMENT

     THIS FIRST AMENDMENT (this "Amendment") to the Management Agreement dated as of January 1, 2004 (the "Management Agreement"), by and among Morgan Stanley Spectrum Technical L.P., a Delaware limited partnership (the "Partnership"), Demeter Management Corporation, a Delaware corporation (the "General Partner") and Winton Capital Management Limited, a United Kingdom company (the "Trading Advisor"), is made and entered into by the undersigned parties on October 10, 2006 (the "Effective Date").

     WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendments set forth below;

     WHEREAS, terms used and not otherwise defined herein have the meaning ascribed to such term in the Management Agreement;

     WHEREAS, the undersigned parties desire to amend certain confidentiality provisions of the Management Agreement; and

     WHEREAS, pursuant to Section 15 of the Management Agreement, the undersigned parties may amend the Management Agreement by written consent;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereto agree as follows:

1. Confidentiality. Section 11(b)(iv) of the Management Agreement is hereby deleted and replaced with the following:

     "(A) The Partnership and the General Partner will keep confidential and not disseminate any Confidential Information (as defined in Section 11(b)(iv)(B) of this Agreement) to any of the limited partners of the Partnership, or the customers, employees, agents, shareholders, officers, directors or affiliates of the General Partner or Morgan Stanley DW or any other person or entity, except such details as may be, in the reasonable judgment of the General Partner, necessary or appropriate for the conduct of the business of the Partnership or as required by law. The General Partner agrees to use any Confidential Information provided by the Trading Advisor only to the extent necessary to conduct the business of the Partnership or as required by law. At the written request of the Trading Advisor, the General Partner further agrees to return to the Trading Advisor any Confidential Information provided to the General Partner, except for copies of materials retained for record-keeping purposes as required by law or by this Agreement. The General Partner further agrees to maintain internal procedures and safeguards designed to reasonably comply with the confidentiality obligations of the Partnership and the General Partner as set forth in this Agreement.

     (B) "Confidential Information" shall mean any written or oral information:
(1) as described in Section 2(b)(ii) of this Agreement; (2) as described in
Section 2(b)(iii) of this Agreement; (3) regarding the trading systems, strategies, methods and programs of the Trading Advisor; and (4) regarding specific trades made by the Trading Advisor for the account of the Partnership; provided that Confidential Information shall not include any written or oral information: (aa) that was already in the possession of any of the parties as of January 1, 2004 other than by reason of discussions with or disclosures by the parties negotiating this Agreement; (bb) that is obtained from a third party who, insofar as is known to the receiving party, is not prohibited from disclosing or transmitting the information by a contractual, legal or fiduciary obligation; (cc) that is or becomes publicly available through no fault of the receiving person; and (dd) that is independently developed by the recipient without use of the Confidential Information.

     (C) Without prejudice to the generality of the foregoing, the Partnership and the General Partner specifically agree not to use any Confidential
Information: (a) so as to procure any commercial advantage over the Trading Advisor; or (b) in any other manner detrimental to the Trading Advisor."

2.   Effective Date. This Amendment shall take effect as of the Effective Date.

3. Counterparts and Facsimile Execution. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same agreement. Facsimile counterpart signature pages to this Amendment shall be acceptable and binding.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to the Management Agreement to be duly executed and delivered as of the Effective Date.


Morgan Stanley Spectrum Technical L.P.
By: Demeter Management Corporation, its general partner

By:   /s/ Walter Davis
    ----------------------------------
Name:     Walter Davis
Title:    President

Demeter Management Corporation


By:   /s/ Walter Davis
    ----------------------------------
Name:     Walter Davis
Title:    President


Winton Capital Management Limited


By:   /s/ Martin Hunt
    ----------------------------------
Name:     Martin Hunt
Title:    Director